ARTICLES SUPPLEMENTARY OF
                         PRINCIPAL INVESTORS FUND, INC.


      Principal Investors Fund, Inc., a Maryland Corporation having its principal office in this state in Baltimore City, Maryland (hereinafter called the Corporation), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

      FIRST: On the 6th day of November, 2003, a resolution was approved by the Executive Committee of the Board of Directors, in accordance with Section 2-105(c) of Maryland General Corporation Law, authorizing amendment to the Articles of Incorporation of this Corporation. The total number of authorized shares of stock of the Corporation, seven billion seven hundred sixty million (7,760,000,000) shares, of the par value of one cent ($0.01) each and of the aggregate par value of seventy-seven million six hundred thousand dollars ($77,600,000), will not change.

      The authorized shares of the Money Market Fund Class J shares will be increased by 150,000,000 shares. The total authorized shares shall be designated as follows:

             ============================================== ======================= =======================
                                 Fund                               Class              Number of Shares
             ---------------------------------------------- ----------------------- -----------------------
             Bond & Mortgage Securities                     Select                            5,000,000
             ---------------------------------------------- ----------------------- -----------------------
             ---------------------------------------------- ----------------------- -----------------------
                                                            Preferred                        25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Advisors Select                  25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Advisors Preferred               25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                                      J                      25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Institutional                    20,000,000
             ---------------------------------------------- ----------------------- -----------------------
             Capital Preservation                           Select                            5,000,000
                                                            ----------------------- -----------------------
             ----------------------------------------------
                                                            Preferred                        80,000,000
                                                            ----------------------- -----------------------
                                                            Advisors Select                  80,000,000
                                                            ----------------------- -----------------------
                                                            Advisors Preferred              100,000,000
                                                            ----------------------- -----------------------
                                                                      J                     100,000,000
                                                            ----------------------- -----------------------
                                                            Institutional                    80,000,000
             ---------------------------------------------- ----------------------- -----------------------
             Government Securities                          Select                            5,000,000
                                                            ----------------------- -----------------------
             ---------------------------------------------- ----------------------- -----------------------
                                                            Preferred                        25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Advisors Select                  25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Advisors Preferred               25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                                      J                      25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Institutional                    20,000,000
             ---------------------------------------------- ----------------------- -----------------------
                                                            ----------------------- -----------------------
             High Quality Intermediate-Term Bond            Select                            5,000,000
             ---------------------------------------------- ----------------------- -----------------------
             ---------------------------------------------- ----------------------- -----------------------
                                                            Preferred                        25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Advisors Select                  25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Advisors Preferred               25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                                      J                      25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Institutional                    20,000,000
             ---------------------------------------------- ----------------------- -----------------------
             High Quality Long-Term Bond                    Select                            5,000,000
             ---------------------------------------------- ----------------------- -----------------------
             ---------------------------------------------- ----------------------- -----------------------
                                                            Preferred                        25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Advisors Select                  25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Advisors Preferred               25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                                      J                      25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Institutional                    20,000,000
             ---------------------------------------------- ----------------------- -----------------------
             High Quality Short-Term Bond                   Select                            5,000,000
             ---------------------------------------------- ----------------------- -----------------------
             ---------------------------------------------- ----------------------- -----------------------
                                                            Preferred                        25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Advisors Select                  25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Advisors Preferred               25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                                      J                      25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Institutional                    20,000,000
             ---------------------------------------------- ----------------------- -----------------------
             International I                                Select                            5,000,000
             ---------------------------------------------- ----------------------- -----------------------
             ---------------------------------------------- ----------------------- -----------------------
                                                            Preferred                        75,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Advisors Select                  75,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Advisors Preferred               75,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                                      J                      75,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Institutional                    60,000,000
             ---------------------------------------------- ----------------------- -----------------------
             International II                               Select                            5,000,000
             ---------------------------------------------- ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Preferred                        20,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Advisors Select                  20,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Advisors Preferred               20,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                                      J                      25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Institutional                    40,000,000
             ============================================== ======================= =======================
             ============================================== ======================= =======================



             International Emerging Markets                 Select                            5,000,000
             ---------------------------------------------- ----------------------- -----------------------
             ---------------------------------------------- ----------------------- -----------------------
                                                            Preferred                        25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Advisors Select                  25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Advisors Preferred               25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                                      J                      25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Institutional                    20,000,000
             ---------------------------------------------- ----------------------- -----------------------
             ---------------------------------------------- ----------------------- -----------------------
             LargeCap Blend I                               Select                            5,000,000
             ---------------------------------------------- ----------------------- -----------------------
             ----------------------------------------------
                                                            Preferred                        25,000,000
                                                            ----------------------- -----------------------
                                                            Advisors Select                  25,000,000
                                                            ----------------------- -----------------------
                                                            Advisors Preferred               25,000,000
                                                            ----------------------- -----------------------
                                                            Institutional                    20,000,000
             ---------------------------------------------- ----------------------- -----------------------
             ----------------------------------------------
             LargeCap Growth                                Select                            5,000,000
             ---------------------------------------------- ----------------------- -----------------------
             ---------------------------------------------- ----------------------- -----------------------
                                                            Preferred                        45,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Advisors Select                  45,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Advisors Preferred               45,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                                      J                      50,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Institutional                    40,000,000
             ---------------------------------------------- ----------------------- -----------------------
             LargeCap S&P 500 Index                         Select                            5,000,000
             ---------------------------------------------- ----------------------- -----------------------
             ---------------------------------------------- ----------------------- -----------------------
                                                            Preferred                        25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Advisors Select                  25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Advisors Preferred               25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                                      J                      25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Institutional                    20,000,000
             ---------------------------------------------- ----------------------- -----------------------
             LargeCap Value                                 Select                            5,000,000
             ---------------------------------------------- ----------------------- -----------------------
             ---------------------------------------------- ----------------------- -----------------------
                                                            Preferred                        25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Advisors Select                  25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Advisors Preferred               25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                                      J                      25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Institutional                    20,000,000
             ---------------------------------------------- ----------------------- -----------------------
             LifeTime Strategic Income                      Select                            5,000,000
                                                            ----------------------- -----------------------
             ----------------------------------------------
                                                            Preferred                        25,000,000
                                                            ----------------------- -----------------------
                                                            Advisors Select                  25,000,000
                                                            ----------------------- -----------------------
                                                            Advisors Preferred               25,000,000
                                                            ----------------------- -----------------------
                                                                      J                      25,000,000
                                                            ----------------------- -----------------------
                                                            Institutional                    20,000,000
             ---------------------------------------------- ----------------------- -----------------------
             LifeTime 2010                                  Select                            5,000,000
                                                            ----------------------- -----------------------
             ----------------------------------------------
                                                            Preferred                        25,000,000
                                                            ----------------------- -----------------------
                                                            Advisors Select                  25,000,000
                                                            ----------------------- -----------------------
                                                            Advisors Preferred               25,000,000
                                                            ----------------------- -----------------------
                                                                      J                      25,000,000
                                                            ----------------------- -----------------------
                                                            Institutional                    20,000,000
             ---------------------------------------------- ----------------------- -----------------------
             LifeTime 2020                                  Select                            5,000,000
                                                            ----------------------- -----------------------
             ----------------------------------------------
                                                            Preferred                        25,000,000
                                                            ----------------------- -----------------------
                                                            Advisors Select                  25,000,000
                                                            ----------------------- -----------------------
                                                            Advisors Preferred               25,000,000
                                                            ----------------------- -----------------------
                                                                      J                      25,000,000
                                                            ----------------------- -----------------------
                                                            Institutional                    20,000,000
             ---------------------------------------------- ----------------------- -----------------------
             LifeTime 2030                                  Select                            5,000,000
                                                            ----------------------- -----------------------
             ----------------------------------------------
                                                            Preferred                        25,000,000
                                                            ----------------------- -----------------------
                                                            Advisors Select                  25,000,000
                                                            ----------------------- -----------------------
                                                            Advisors Preferred               25,000,000
                                                            ----------------------- -----------------------
                                                                      J                      25,000,000
                                                            ----------------------- -----------------------
                                                            Institutional                    20,000,000
             ---------------------------------------------- ----------------------- -----------------------
             LifeTime 2040                                  Select                            5,000,000
                                                            ----------------------- -----------------------
             ----------------------------------------------
                                                            Preferred                        25,000,000
                                                            ----------------------- -----------------------
                                                            Advisors Select                  25,000,000
                                                            ----------------------- -----------------------
                                                            Advisors Preferred               25,000,000
                                                            ----------------------- -----------------------
                                                                      J                      25,000,000
                                                            ----------------------- -----------------------
                                                            Institutional                    20,000,000
             ---------------------------------------------- ----------------------- -----------------------
             LifeTime 2050                                  Select                            5,000,000
                                                            ----------------------- -----------------------
             ----------------------------------------------
                                                            Preferred                        25,000,000
                                                            ----------------------- -----------------------
                                                            Advisors Select                  25,000,000
                                                            ----------------------- -----------------------
                                                            Advisors Preferred               25,000,000
                                                            ----------------------- -----------------------
                                                                      J                      25,000,000
                                                            ----------------------- -----------------------
                                                            Institutional                    20,000,000
             ============================================== ======================= =======================
             ============================================== ======================= =======================

             MidCap Blend                                   Select                            5,000,000
             ---------------------------------------------- ----------------------- -----------------------
             ----------------------------------------------
                                                            Preferred                        25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Advisors Select                  25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Advisors Preferred               25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                                      J                      25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Institutional                    20,000,000
             ---------------------------------------------- ----------------------- -----------------------
             MidCap Growth                                  Select                            5,000,000
             ---------------------------------------------- ----------------------- -----------------------
             ---------------------------------------------- ----------------------- -----------------------
                                                            Preferred                        25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Advisors Select                  25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Advisors Preferred               25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                                      J                      25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Institutional                    20,000,000
             ---------------------------------------------- ----------------------- -----------------------
             MidCap S&P 400 Index                           Select                            5,000,000
             ---------------------------------------------- ----------------------- -----------------------
             ---------------------------------------------- ----------------------- -----------------------
                                                            Preferred                        25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Advisors Select                  25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Advisors Preferred               25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                                      J                      25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Institutional                    20,000,000
             ---------------------------------------------- ----------------------- -----------------------
             ---------------------------------------------- ----------------------- -----------------------
             MidCap Value                                   Select                            5,000,000
             ---------------------------------------------- ----------------------- -----------------------
             ---------------------------------------------- ----------------------- -----------------------
                                                            Preferred                        25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Advisors Select                  25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Advisors Preferred               25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                                      J                      25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Institutional                    20,000,000
             ---------------------------------------------- ----------------------- -----------------------
             Money Market                                   Select                           15,000,000
             ---------------------------------------------- ----------------------- -----------------------
             ---------------------------------------------- ----------------------- -----------------------
                                                            Preferred                       100,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Advisors Select                 100,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Advisors Preferred              100,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                                      J                     250,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Institutional                   100,000,000
             ---------------------------------------------- ----------------------- -----------------------
             ---------------------------------------------- ----------------------- -----------------------
             Partners International Fund                    Institutional                   100,000,000
             ---------------------------------------------- ----------------------- -----------------------
             ---------------------------------------------- ----------------------- -----------------------
             Partners LargeCap Blend                        Select                            5,000,000
             ---------------------------------------------- ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Preferred                        20,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Advisors Select                  20,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Advisors Preferred               20,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                                      J                      25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Institutional                   100,000,000
             ---------------------------------------------- ----------------------- -----------------------
             Partners LargeCap Blend I                      Select                            5,000,000
             ---------------------------------------------- ----------------------- -----------------------
             ---------------------------------------------- ----------------------- -----------------------
                                                            Preferred                        25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Advisors Select                  25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Advisors Preferred               25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                                      J                      25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Institutional                    20,000,000
             ---------------------------------------------- ----------------------- -----------------------
             Partners LargeCap Growth                       Select                            5,000,000
             ---------------------------------------------- ----------------------- -----------------------
                                                            Preferred                        20,000,000
                                                            ----------------------- -----------------------
                                                            Advisors Select                  20,000,000
                                                            ----------------------- -----------------------
                                                            Advisors Preferred               20,000,000
                                                            ----------------------- -----------------------
                                                                      J                      25,000,000
                                                            ----------------------- -----------------------
                                                            Institutional                   200,000,000
             ---------------------------------------------- ----------------------- -----------------------
             ----------------------------------------------
             Partners LargeCap Growth I                     Select                            5,000,000
             ---------------------------------------------- ----------------------- -----------------------
             ---------------------------------------------- ----------------------- -----------------------
                                                            Preferred                        20,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Advisors Select                  20,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Advisors Preferred               20,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                                      J                      25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Institutional                   200,000,000
             ---------------------------------------------- ----------------------- -----------------------
             ----------------------------------------------
             Partners LargeCap Growth II                    Select                            5,000,000
             ---------------------------------------------- ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Preferred                        20,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Advisors Select                  20,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Advisors Preferred               20,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                                      J                      25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Institutional                    20,000,000
             ---------------------------------------------- ----------------------- -----------------------
             Partners LargeCap Value                        Select                            5,000,000
             ---------------------------------------------- ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Preferred                        20,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Advisors Select                  20,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Advisors Preferred               20,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                                      J                      25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Institutional                   200,000,000
             ============================================== ======================= =======================
             Partners MidCap Growth                         Select                            5,000,000
             ---------------------------------------------- ----------------------- -----------------------
             ---------------------------------------------- ----------------------- -----------------------
                                                            Preferred                        25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Advisors Select                  25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Advisors Preferred               25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                                      J                      25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Institutional                    20,000,000
             ---------------------------------------------- ----------------------- -----------------------
             ---------------------------------------------- ----------------------- -----------------------
             Partners MidCap Growth I                       Institutional                   100,000,000
             ---------------------------------------------- ----------------------- -----------------------
             ---------------------------------------------- ----------------------- -----------------------
             Partners MidCap Value                          Select                            5,000,000
             ---------------------------------------------- ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Preferred                        20,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Advisors Select                  20,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Advisors Preferred               20,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                                      J                      25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Institutional                    20,000,000
             ---------------------------------------------- ----------------------- -----------------------
                                                            ----------------------- -----------------------
             Partners MidCap Value I                        Institutional                   100,000,000
             ---------------------------------------------- ----------------------- -----------------------
             ---------------------------------------------- ----------------------- -----------------------
             Partners SmallCap Blend                        Select                            5,000,000
             ---------------------------------------------- ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Preferred                        20,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Advisors Select                  20,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Advisors Preferred               20,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Institutional                   100,000,000
             ---------------------------------------------- ----------------------- -----------------------
             ---------------------------------------------- ----------------------- -----------------------
             Partners SmallCap Growth I                     Select                            5,000,000
             ---------------------------------------------- ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Preferred                        20,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Advisors Select                  20,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Advisors Preferred               20,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                                      J                      25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Institutional                   100,000,000
             ---------------------------------------------- ----------------------- -----------------------
             ---------------------------------------------- ----------------------- -----------------------
             Partners SmallCap Growth II                    Select                            5,000,000
             ---------------------------------------------- ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Preferred                        20,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Advisors Select                  20,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Advisors Preferred               20,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                                      J                      25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Institutional                   100,000,000
             ---------------------------------------------- ----------------------- -----------------------
             ---------------------------------------------- ----------------------- -----------------------
             Partners SmallCap Value                        Select                            5,000,000
             ---------------------------------------------- ----------------------- -----------------------
             ---------------------------------------------- ----------------------- -----------------------
                                                            Preferred                        25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Advisors Select                  25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Advisors Preferred               25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                                      J                      25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Institutional                   100,000,000
             ---------------------------------------------- ----------------------- -----------------------
             ---------------------------------------------- ----------------------- -----------------------
             Partners SmallCap Value I                      Select                            5,000,000
             ---------------------------------------------- ----------------------- -----------------------
                                                            Preferred                        20,000,000
                                                            ----------------------- -----------------------
                                                            Advisors Select                  20,000,000
                                                            ----------------------- -----------------------
                                                            Advisors Preferred               20,000,000
                                                            ----------------------- -----------------------
                                                            Institutional                   100,000,000
             ---------------------------------------------- ----------------------- -----------------------
             ---------------------------------------------- ----------------------- -----------------------
             Preferred Securities                           Institutional                   100,000,000
             ---------------------------------------------- ----------------------- -----------------------
             ---------------------------------------------- ----------------------- -----------------------
                                                                      J                      25,000,000
             ---------------------------------------------- ----------------------- -----------------------
             ---------------------------------------------- ----------------------- -----------------------
             Real Estate                                    Select                            5,000,000
             ---------------------------------------------- ----------------------- -----------------------
             ---------------------------------------------- ----------------------- -----------------------
                                                            Preferred                        25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Advisors Select                  25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Advisors Preferred               25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                                      J                      25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Institutional                   100,000,000
             ---------------------------------------------- ----------------------- -----------------------
             ---------------------------------------------- ----------------------- -----------------------
             SmallCap Blend                                 Select                            5,000,000
             ---------------------------------------------- ----------------------- -----------------------
             ---------------------------------------------- ----------------------- -----------------------
                                                            Preferred                        25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Advisors Select                  25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Advisors Preferred               25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                                      J                      25,000,000
             ---------------------------------------------- ----------------------- -----------------------
             ---------------------------------------------- ----------------------- -----------------------
                                                            Institutional                    20,000,000
             ---------------------------------------------- ----------------------- -----------------------
             ---------------------------------------------- ----------------------- -----------------------
             SmallCap Growth                                Select                            5,000,000
             ---------------------------------------------- ----------------------- -----------------------
             ---------------------------------------------- ----------------------- -----------------------
                                                            Preferred                        25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Advisors Select                  25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Advisors Preferred               25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                                      J                      25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Institutional                    20,000,000
             ============================================== ======================= =======================
             ============================================== ======================= =======================





             SmallCap S&P 600 Index                         Select                            5,000,000
             ---------------------------------------------- ----------------------- -----------------------
             ---------------------------------------------- ----------------------- -----------------------
                                                            Preferred                        25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Advisors Select                  25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Advisors Preferred               25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                                      J                      25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Institutional                    20,000,000
             ---------------------------------------------- ----------------------- -----------------------
             ---------------------------------------------- ----------------------- -----------------------
             SmallCap Value                                 Select                            5,000,000
             ---------------------------------------------- ----------------------- -----------------------
             ---------------------------------------------- ----------------------- -----------------------
                                                            Preferred                        25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Advisors Select                  25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Advisors Preferred               25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                                      J                      25,000,000
                                                            ----------------------- -----------------------
                                                            ----------------------- -----------------------
                                                            Institutional                    20,000,000
             ============================================== ======================= =======================

     SECOND: The Corporation is registered as an open-end company under the Investment Company Act of 1940.

     THIRD: No stock entitled to be voted on the proposed Amendment was outstanding or subscribed for at the time the Board of Directors adopted the resolution.

     FOURTH: The Board of Directors believes the resolution is in the best interests of the Corporation.

     FIFTH: The Articles Supplementary shall become effective immediately upon filing.

      IN WITNESS WHEREOF, the undersigned officers of Principal Investors Fund, Inc., have executed the foregoing Articles Supplementary and hereby acknowledge the same to be their voluntary act and deed.


Dated the 10th day of November, 2003.



By  /s/A. S. Filean
    -------------------------------------------------------

     Arthur S. Filean, Senior Vice President



By  /s/Ralph C. Eucher
    ----------------------------------------------------------

     Ralph C. Eucher, President and Chief Executive Officer



      IN WITNESS WHEREOF, Principal Investors Fund, Inc. has caused these presents to be signed in its name and on its behalf by its President as attested by its Secretary on November 10, 2003.


PRINCIPAL INVESTORS FUND, INC.



By  /s/Ralph C. Eucher
    ----------------------------------------------------------
     Ralph C. Eucher, President and Chief Executive Officer


ATTEST



By  /s/A. S. Filean
    -------------------------------------------------------
     Arthur S. Filean, Secretary



The UNDERSIGNED, President and Chief Executive Officer of Principal Investors Fund, Inc., who executed on behalf of said corporation the foregoing Articles Supplementary, of which this certificate is made a part, hereby acknowledges, in the name on behalf of said corporation, the foregoing Articles Supplementary to be the corporate act of said corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.


             /s/Ralph C. Eucher
             ________________________________________
             Ralph C. Eucher
             President and Chief Executive Officer
             Principal Investors Fund, Inc.